CBF Reports Second Quarter Results

July 23, 2015

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. REPORTS 2Q EPS OF $0.28 AND $0.30 CORE EPS

•	Record new loans of $489 million, up 55% sequentially and 11% year over year;

•	Loan portfolio grew sequentially at a 10% annualized rate;

•	Deposits grew sequentially at a 10% annualized rate;

•	EPS grew 17% sequentially and 12% year over year; and

•	ROA, Core ROA and Core ROA excluding non-single-family FDIC indemnification expense, increased to 0.75%, 0.82% and 0.90%, respectively.

Coral Gables, Fla. (July 23, 2015) - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported net income for the second quarter of 2015 of $13.0 million, or $0.28 per diluted share, and core net income of $14.0 million, or $0.30 per diluted share.  Net income rose 14% sequentially and 5% year over year, while net income per diluted share rose 17% and 12%, respectively.
Core adjustments for the second quarter of 2015 mainly included $1.4 million of losses on extinguishment of legacy debt and additional costs associated with the branch closures announced in the first quarter.
Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, "We remain intensely focused on profitability and high-quality revenue growth, and we were pleased to see the consistent loan and deposit growth necessary to make that happen. We are seeing sustainable improvements in our major markets, which should bode well for the rest of the year."
Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, "Our team produced excellent results in Q2, with the significant improvements in ROA, efficiency and EPS that we were expecting. Continued strong performance by our bankers, along with the reduction in indemnification expense and the full effect of our cost saving initiatives should drive even better results over the near future."

Loan Portfolio and Composition

During the second quarter, the loan portfolio increased by $128.4 million to $5.2 billion, a 10% annualized rate.  New loans of $489.2 million were partially offset by resolutions totaling $43.1 million, including transfers to OREO of $4.0 million, and principal repayments of $317.7 million.

The relative composition of the Company’s loan portfolio at the end of the second and first quarters of 2015 and fourth quarter of 2014 was as follows:

	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Commercial real estate	23%	23%	23%
C&I	43%	43%	42%
Consumer	32%	32%	32%
Other	2%	2%	3%
Total	100%	100%	100%

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CBF Reports Second Quarter Results

July 23, 2015

Deposits Composition and Yields

During the second quarter, total deposits increased by $128.9 million to $5.5 billion, or a 10% annualized rate. The sequential increase included an increase in core deposits of $35.2 million as a result of the Company's continued focus on growing lower cost checking accounts and money market balances. Wholesale time deposits which provided a lower cost source of funding than higher rate legacy time deposits and the legacy repurchase agreements that were extinguished during the quarter, increased $57.2 million. The cost of core deposits remained flat at 0.15%.  Core deposits include all checking, savings and money market accounts and represent 72% of total deposits. Sequentially and year over year, the cost of total deposits increased two basis points and three-basis points, respectively, to 0.36%, largely as a result of the amortization of purchase accounting. The contractual cost of total deposits, which excludes purchase accounting, increased one basis point sequentially and declined one basis point year over year to 0.39%.

Net Interest Income and Net Interest Margin

Net interest income increased $1.0 million to $60.7 million from $59.7 million for the first quarter of 2015 and remained flat from the second quarter of 2014. The net interest margin for the second quarter of 2015 was 3.94%, a decline of two basis points sequentially and thirty-two basis points year over year. The sequential and year over year net interest margin decline was due to the lower average yield on new loans as compared to the yields of the Company's legacy acquired loans and a slight increase in the cost of total deposits. The implementation of interest rate swaps during the first half of the year resulted in $0.5 million in additional interest income during the second quarter and had a four basis point impact on the margin. New and acquired non-impaired loans represent 76% of our total loan portfolio, up from 74% and 73% at March 31, 2015 and December 31, 2014, respectively. The average yield on new loans outstanding is 3.59% compared to an average yield on acquired impaired loans outstanding of 8.25%.

Non-Interest Income

Non-interest income increased $0.4 million to $10.4 million from $9.9 million for the first quarter of 2015 and declined $1.5 million from $11.9 million for the second quarter of 2014.  The sequential increase was mainly driven by higher service charges on deposits accounts and debit card income due to our continued focus on core deposit growth and related service fees, partially offset by lower miscellaneous investment income.

The year over year decline was mainly driven by a decline in OREO rental income reflecting the continued resolution of special assets, lower service charges on deposits accounts and an increase in FDIC indemnification asset amortization due to improvements in cash flow estimates on covered loans.

Provision for Loan and Lease Losses and Credit Quality

The provision of $1.3 million recorded for the second quarter of 2015 included a $1.8 million provision for new and acquired non-impaired loans offset by $0.5 million in reversals of impairment due to improvements in cash flow estimates for certain acquired impaired loan pools.  The improvement in cash flow estimates mainly resulted from higher than anticipated payoffs. Net charge-offs for the second quarter of 2015 were $1.5 million, up from $1.1 million in the first quarter of 2015.

At June 30, 2015, the allowance for loan and lease losses was $48.1 million, of which $26.3 million related to acquired impaired loans and $21.8 million related to new and acquired non-impaired loans. The allowance for loan and lease losses represents 0.92% of the Company's total $5.2 billion loan portfolio.

At June 30, 2015, non-performing loans were $93.3 million, down 27% from March 31, 2015, and down 56%, from June 30, 2014, mainly as a result of resolutions and upgrades. Non-performing loans have declined 76% from a peak of $382.5 million at December 31, 2011.

Non-Interest Expense

Non-interest expense declined $3.1 million to $49.5 million from $52.6 million for the first quarter of 2015 and declined $1.8 million from $51.3 million for the second quarter of 2014.  The sequential decline was mainly due to the absence of $2.4 million in first quarter charges from consolidation of facilities and severance, which is expected to yield improvements on the Company's cost structure over time. Contributing to the sequential and year over year decline, was a reduction in salaries and employee benefits and net occupancy expense as a result of cost savings initiatives, a reduction in stock-based compensation expense, and

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CBF Reports Second Quarter Results

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lower CVR expense due to the early redemption of the CVR associated with Southern Community Financial Corporation. Partially offsetting the decline, were $1.4 million of net losses on extinguishment of debt assumed through the Company's legacy acquisitions; a component of the cost savings initiatives which will result in approximately $1.1 million in annual interest savings.

As of June 30, 2015, covered loans and OREO subject to the non-single-family shared-loss agreements expiring during the third quarter, were $91.9 million and $8.0 million, respectively. As a result of the agreements expiration, FDIC indemnification expense is expected to decline significantly in the fourth quarter of 2015. For the quarter ended June 30, 2015, excluding the impact of the non-single-family FDIC indemnification expense, the Company's efficiency ratio and core efficiency ratio declined to 67.53% and 65.25%, respectively, and ROA and Core ROA increased to 0.84% and 0.90%, respectively.

Income Tax Expense

Income tax expense was $7.3 million for the second quarter of 2015, an effective rate of 36%, proportionate to $6.5 million and 36% for the first quarter of 2015. Income tax expense was $7.6 million and 38.0% for the second quarter of 2014. The year over year decline in effective rate was mainly due to the favorable impact from higher tax-exempt interest income and lower non-deductible CVR expense in the current year.

Financial Position

Total assets increased by $77.8 million to $7.1 billion as of June 30, 2015, from $7.0 billion as of March 31, 2015.  During the quarter, the Company’s loan portfolio increased by $128.4 million to $5.2 billion, a 10% annualized rate.  Deposits increased by $128.9 million to $5.5 billion, a 10% annualized rate. FHLB borrowings remained flat and long-term borrowings decreased by $55.3 million, as a result of the extinguishment of debt assumed through the Company's legacy acquisitions.  Tangible book value per share was $19.69 as of June 30, 2015, an increase of $0.20 and $0.84 over March 31, 2015 and June 30, 2014, respectively.

The Company’s national bank subsidiary, Capital Bank N.A., has preliminary Tier 1 Leverage, Tier 1 Common, Tier 1 Risk-Based and Total Risk-Based capital ratios of 11.15%, 13.18%, 13.18% and 14.10%, respectively, as of June 30, 2015, under currently applicable regulations.

The Company's board of directors has approved a quarterly common dividend program commencing in the third quarter at an amount to be determined.

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time.  The number to call for this interactive teleconference is (719) 785-1753, and the confirmation pass code is 5703197. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through Aug 1, 2015, by dialing (719) 457-0820 and entering pass code 5703197. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations.  An on-line replay of the call will be available at the same site for 90 days.

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results,

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CBF Reports Second Quarter Results

July 23, 2015

level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  These measures should not be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors.  These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analysis of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a national bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank N.A., a national banking association with $7.1 billion in total assets as of June 30, 2015, and 153 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank, N.A., please visit www.capitalbank-us.com.

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CBF Reports Second Quarter Results

July 23, 2015

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)(Unaudited)

	Three Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Interest and dividend income	$67,311	$66,046	$67,750	$67,643	$66,846
Interest expense	6,626	6,317	6,399	6,218	6,015
Net Interest Income	60,685	59,729	61,351	61,425	60,831
Provision (reversal) for loan and lease losses	1,299	(841)	(637)	(1,332)	1,404
Net interest income after provision (reversal) for loan and lease losses	59,386	60,570	61,988	62,757	59,427
Non-Interest Income
Service charges on deposit accounts	5,189	4,705	5,390	5,565	5,672
Debit card income	3,176	2,964	3,013	3,017	3,103
Fees on mortgage loans originated and sold	1,278	1,147	1,053	1,195	1,123
Investment advisory and trust fees	1,125	1,006	1,170	1,183	910
FDIC indemnification asset expense	(2,499)	(2,439)	(3,421)	(3,881)	(2,064)
Investment securities gains (losses), net	231	90	513	317	(28)
Other-than-temporary impairment loss on investments:
Gross impairment loss	(288)	—	—	—	—
Less: Impairment recognized in other comprehensive income	—	—	—	—	—
Net impairment loss recognized in earnings	(288)	—	—	—	—
Other income	2,151	2,447	2,876	2,561	3,171
Total non-interest income	10,363	9,920	10,594	9,957	11,887
Non-Interest Expense
Salaries and employee benefits	21,881	23,881	23,871	22,590	23,449
Stock-based compensation expense	108	284	451	443	1,020
Net occupancy and equipment expense	7,754	8,129	8,020	8,475	8,723
Computer services	3,343	3,397	3,413	3,332	3,389
Software expense	2,082	2,142	2,074	1,932	1,940
Telecommunication expense	1,367	1,380	1,347	1,406	1,628
OREO valuation expense	1,710	1,390	1,554	2,752	3,022
Net gains on sales of OREO	(957)	(7)	(419)	(223)	(3,192)
Foreclosed asset related expense	600	674	619	845	991
Loan workout expense	795	623	1,352	911	1,117
Professional fees	1,723	1,734	2,116	1,532	2,038
Losses on extinguishment of debt	1,438	—	—	—	—
Restructuring charges, net	178	2,341	—	—	—
Contingent value right expense	4	116	334	278	327
Regulatory assessments	1,831	1,695	1,705	1,637	1,648
Other expense	5,645	4,868	4,495	5,508	5,173
Total non-interest expense	49,502	52,647	50,932	51,418	51,273
Income before income taxes	20,247	17,843	21,650	21,296	20,041
Income tax expense	7,257	6,454	7,814	8,053	7,616
Net income	$12,990	$11,389	$13,836	$13,243	$12,425

Earnings per share:
Basic	$0.28	$0.25	$0.29	$0.28	$0.25
Diluted	$0.28	$0.24	$0.29	$0.27	$0.25

Weighted average shares outstanding:
Basic	45,913	46,294	46,964	47,912	49,090
Diluted	47,220	47,632	48,243	49,069	50,261

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Assets
Cash and due from banks	$93,637	$96,484	$106,193
Interest-bearing deposits in other banks	107,649	143,497	81,942
Total cash and cash equivalents	201,286	239,981	188,135
Trading securities	2,898	2,853	2,410
Investment securities available-for-sale at fair value (amortized cost $600,053,
$568,621 and $554,488, respectively)	600,138	575,593	555,893
Investment securities held-to-maturity at amortized cost (fair value $431,764,
$457,939 and $443,379, respectively)	426,427	448,962	436,962
Loans held for sale	7,127	12,403	5,516
Loans, net of deferred loan costs and fees	5,199,287	5,065,606	4,994,703
Less: Allowance for loan and lease losses	48,063	48,225	50,211
Loans, net	5,151,224	5,017,381	4,944,492
Other real estate owned	63,737	71,453	77,626
FDIC indemnification asset	11,764	15,195	16,762
Receivable from FDIC	2,652	3,172	3,661
Premises and equipment, net	163,070	163,501	173,176
Goodwill	134,522	134,522	134,522
Intangible assets, net	16,995	17,943	18,897
Deferred income tax asset, net	117,151	121,083	129,624
Other assets	155,510	152,694	143,734
Total Assets	$7,054,501	$6,976,736	$6,831,410
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,132,085	$1,114,423	$1,054,128
Interest bearing demand	1,367,123	1,405,390	1,383,990
Money market	991,520	924,228	898,254
Savings	479,885	491,394	500,028
Time deposits	1,521,810	1,428,121	1,418,700
Total deposits	5,492,423	5,363,556	5,255,100
Federal Home Loan Bank advances	355,995	356,043	296,091
Short-term borrowings	18,466	27,605	23,407
Long-term borrowings	84,688	139,975	139,681
Accrued expenses and other liabilities	43,583	35,208	53,557
Total liabilities	$5,995,155	$5,922,387	$5,767,836
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 37,160
issued and 29,886 outstanding, 37,310 issued 30,037 outstanding and 36,936 issued and 30,150 outstanding, respectively.	372	373	370
Common stock-Class B $0.01 par value: 200,000 shares authorized, 18,327
issued and 16,554 outstanding, 18,369 issued and 16,595 outstanding and 18,743 issued and 17,443 outstanding, respectively.	183	184	187
Additional paid in capital	1,078,740	1,081,912	1,081,628
Retained earnings	182,782	169,792	158,403
Accumulated other comprehensive (loss) income	(4,545)	274	(3,824)
Treasury stock, at cost, 9,047, 9,047 and 8,086 shares, respectively	(198,186)	(198,186)	(173,190)
Total shareholders’ equity	1,059,346	1,054,349	1,063,574
Total Liabilities and Shareholders’ Equity	$7,054,501	$6,976,736	$6,831,410

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Performance Ratios
Interest rate spread	3.79%	3.83%	3.92%	4.01%	4.12%
Net interest margin	3.94%	3.96%	4.05%	4.14%	4.26%
Return on average assets	0.75%	0.66%	0.82%	0.80%	0.76%
Return on average shareholders' equity	4.90%	4.29%	5.21%	4.95%	4.58%
Efficiency ratio	69.67%	75.59%	70.79%	72.03%	70.51%
Average interest-earning assets to average interest-bearing liabilities	133.39%	131.94%	131.89%	131.43%	131.23%
Average loans receivable to average deposits	94.12%	95.47%	93.94%	92.32%	89.10%
Yield on interest-earning assets	4.36%	4.38%	4.47%	4.56%	4.67%
Cost of interest-bearing liabilities	0.57%	0.55%	0.55%	0.55%	0.55%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$9,807	$11,482	$9,484	$10,590	$11,368
Nonperforming acquired loans	83,515	$115,865	$121,137	$161,670	$200,755
Nonperforming loans to loans receivable	1.79%	2.51%	2.61%	3.57%	4.49%
Nonperforming assets to total assets	2.23%	2.85%	3.05%	3.93%	4.66%
Covered loans to total gross loans	3.39%	3.71%	3.95%	4.58%	5.09%
ALLL to nonperforming assets	30.56%	24.22%	24.09%	19.92%	17.93%
ALLL to total gross loans	0.92%	0.95%	1.00%	1.08%	1.17%
Annualized net charge-offs/average loans	0.12%	0.09%	0.12%	0.14%	0.15%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.19%	0.22%	0.16%	0.22%	0.21%
New loans ALLL to total gross new loans	0.59%	0.61%	0.63%	0.72%	0.74%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	5.58%	7.30%	7.28%	9.11%	10.25%
Covered acquired loans to total gross acquired loans	11.38%	11.47%	11.47%	11.84%	11.95%
Acquired loans ALLL to total gross acquired loans	1.71%	1.67%	1.71%	1.67%	1.76%
Capital Ratios (Company)
Total average shareholders' equity to total average assets	15.41%	15.48%	15.72%	16.14%	16.64%
Tangible common equity ratio (1)	13.15%	13.22%	13.63%	13.93%	14.19%
Tier 1 leverage capital ratio (2)	14.66%	14.42%	14.28%	14.40%	14.61%
Tier 1 common capital ratio (2)	16.07%	16.42%	N/A	N/A	N/A
Tier 1 risk-based capital ratio (2)	17.33%	17.70%	18.00%	18.40%	18.57%
Total risk-based capital ratio (2)	18.18%	18.66%	19.05%	19.52%	19.77%
Capital Ratios (Bank)
Tangible common equity ratio (1)	11.35%	11.32%	14.29%	14.31%	15.11%
Tier 1 leverage capital ratio (2)	11.15%	10.89%	13.52%	13.37%	14.10%
Tier 1 common capital ratio (2)	13.18%	13.34%	N/A	N/A	N/A
Tier 1 risk-based capital ratio (2)	13.18%	13.34%	17.04%	17.08%	18.00%
Total risk-based capital ratio (2)	14.10%	14.30%	18.09%	18.20%	19.20%

(1) See "Reconciliation of Non-GAAP Measures"
(2) June 30, 2015 regulatory capital ratios are preliminary. The Company became subject to Basel III capital rules on January 1, 2015.

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Loans
Non-owner occupied commercial real estate	$834,351	$823,763	$798,556
Other commercial construction and land	182,283	180,166	200,755
Multifamily commercial real estate	76,754	88,980	89,132
1-4 family residential construction and land	78,572	66,547	68,658
Total commercial real estate	1,171,960	1,159,456	1,157,101
Owner occupied commercial real estate	1,030,111	1,038,493	1,046,736
Commercial and industrial	1,181,451	1,125,708	1,073,791
Lease financing	1,661	1,834	2,005
Total commercial	2,213,223	2,166,035	2,122,532
1-4 family residential	959,224	928,832	925,698
Home equity loans	375,271	379,946	378,475
Other consumer loans	341,590	296,753	272,453
Total consumer	1,676,085	1,605,531	1,576,626
Other	145,146	146,987	143,960
Total loans	$5,206,414	$5,078,009	$5,000,219

Deposits
Non-interest bearing demand	$1,132,085	$1,114,423	$1,054,128
Interest bearing demand	1,367,123	1,405,390	1,383,990
Money market	991,520	924,228	898,254
Savings	479,885	491,394	500,028
Total core deposits	3,970,613	3,935,435	3,836,400
Time deposits	1,521,810	1,428,121	1,418,700
Total deposits	$5,492,423	$5,363,556	$5,255,100

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Reversal of provision on legacy loans	$(523)	$(1,926)	$(1,411)	$(4,205)	$(940)
FDIC indemnification asset expense	2,499	2,439	3,421	3,881	2,064
OREO valuation expense	1,710	1,390	1,554	2,752	3,022
Net gains on sales of OREO	(957)	(7)	(419)	(223)	(3,192)
Foreclosed asset related expense	600	674	619	845	991
Loan workout expense	795	623	1,352	911	1,117
Salaries and employee benefits	796	832	993	1,054	1,270
Total legacy credit expenses	$4,920	$4,025	$6,109	$5,015	$4,332

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2015			Three Months Ended March 31, 2015
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,079,878	$61,717	4.87%	$5,044,763	$60,710	4.88%
Investment securities (1)	1,038,269	5,296	2.05%	1,014,448	5,141	2.06%
Interest-bearing deposits in other banks	55,553	36	0.26%	58,654	33	0.23%
Other earning assets (2)	47,694	646	5.43%	50,803	688	5.49%
Total interest earning assets	6,221,394	$67,695	4.36%	6,168,668	$66,572	4.38%
Non-interest earning assets	664,119			685,654
Total assets	$6,885,513			$6,854,322
Interest bearing liabilities
Time deposits	$1,464,552	$3,402	0.93%	$1,409,605	$2,999	0.86%
Money market	943,160	600	0.26%	914,385	554	0.25%
Negotiable order of withdrawal	1,381,609	578	0.17%	1,397,011	592	0.17%
Savings	484,622	259	0.21%	496,907	265	0.22%
Total interest bearing deposits	4,273,943	4,839	0.45%	4,217,908	4,410	0.42%
Short-term borrowings and FHLB advances	261,030	143	0.22%	319,901	182	0.23%
Long-term borrowings	129,029	1,645	5.11%	137,394	1,725	5.09%
Total interest bearing liabilities	4,664,002	6,627	0.57%	4,675,203	6,317	0.55%
Non-interest bearing demand	1,123,466			1,066,401
Other liabilities	36,966			51,653
Shareholders’ equity	1,061,079			1,061,065
Total liabilities and shareholders’ equity	$6,885,513			$6,854,322
Net interest income and spread		$61,068	3.79%		$60,255	3.83%
Net interest margin			3.94%			3.96%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2015			Three Months Ended June 30, 2014
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,079,878	$61,717	4.87%	$4,593,337	$61,826	5.40%
Investment securities (1)	1,038,269	5,296	2.05%	1,060,611	4,648	1.76%
Interest-bearing deposits in other banks	55,553	36	0.26%	62,172	37	0.24%
Other earning assets (2)	47,694	646	5.43%	40,346	578	5.75%
Total interest earning assets	6,221,394	$67,695	4.36%	5,756,466	$67,089	4.67%
Non-interest earning assets	664,119			763,185
Total assets	$6,885,513			$6,519,651
Interest bearing liabilities
Time deposits	$1,464,552	$3,402	0.93%	$1,358,478	$2,878	0.85%
Money market	943,160	600	0.26%	931,867	523	0.23%
Negotiable order of withdrawal	1,381,609	578	0.17%	1,330,856	556	0.17%
Savings	484,622	259	0.21%	531,414	286	0.22%
Total interest bearing deposits	4,273,943	$4,839	0.45%	4,152,615	$4,243	0.41%
Short-term borrowings and FHLB advances	261,030	143	0.22%	98,002	50	0.20%
Long-term borrowings	129,029	1,645	5.11%	135,831	1,719	5.08%
Total interest bearing liabilities	4,664,002	6,627	0.57%	4,386,448	6,012	0.55%
Non-interest bearing demand	1,123,466			1,002,757
Other liabilities	36,966			45,281
Shareholders’ equity	1,061,079			1,085,165
Total liabilities and shareholders’ equity	$6,885,513			$6,519,651
Net interest income and spread		$61,068	3.79%		$61,077	4.12%
Net interest margin			3.94%			4.26%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
YEAR TO DATE AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,062,417	$122,428	4.88%	$4,567,937	$125,230	5.53%
Investment securities (1)	1,026,424	10,439	2.05%	1,100,698	9,449	1.73%
Interest-bearing deposits in other banks	57,095	69	0.24%	54,890	63	0.23%
Other earning assets (2)	49,240	1,334	5.46%	41,727	1,159	5.60%
Total interest earning assets	6,195,176	$134,270	4.37%	5,765,252	$135,901	4.75%
Non-interest earning assets	674,827			775,274
Total assets	$6,870,003			$6,540,526
Interest bearing liabilities
Time deposits	$1,437,231	$6,400	0.90%	$1,385,952	$5,850	0.85%
Money market	928,852	1,153	0.25%	940,256	1,049	0.22%
Negotiable order of withdrawal	1,389,267	1,170	0.17%	1,322,325	1,094	0.17%
Savings	490,731	524	0.22%	532,115	568	0.22%
Total interest bearing deposits	4,246,081	$9,247	0.44%	4,180,648	$8,561	0.41%
Short-term borrowings and FHLB advances	290,304	325	0.23%	100,910	121	0.24%
Long-term borrowings	133,188	3,371	5.10%	135,575	3,423	5.09%
Total interest bearing liabilities	4,669,573	12,943	0.56%	4,417,133	12,105	0.55%
Non-interest bearing demand	1,095,092			972,549
Other liabilities	44,266			50,872
Shareholders’ equity	1,061,072			1,099,972
Total liabilities and shareholders’ equity	$6,870,003			$6,540,526
Net interest income and spread		$121,327	3.81%		$123,796	4.20%
Net interest margin			3.95%			4.33%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	Jun 30, 2015		Mar 31, 2015		Dec 31, 2014
Net Income	$12,990	$12,990	$11,389	$11,389	$13,836	$13,836
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Security losses (gains)*	57	35	(90)	(55)	(513)	(313)
Non-interest expense
Stock-based compensation expense*	—	—	95	58	239	146
Contingent value right expense	4	2	116	72	334	334
Severance expense*	14	9	111	68	—	—
Loss on extinguishment of debt*	1,438	887	—	—	—	—
Restructuring charges*	178	110	2,341	1,444	—	—
Tax effect of adjustments*	(648)	N/A	(986)	N/A	107	N/A
Core Net Income	$14,033	$14,033	$12,976	$12,976	$14,003	$14,003

Less: FDIC indemnification asset expense (non-single family) *	$1,397
Average Assets	$6,885,513		$6,854,322		$6,749,124

ROA**	0.75%		0.66%		0.82%
Core ROA***	0.82%		0.76%		0.83%

ROA** (excluding FDIC indemnification asset expense)	0.84%
Core ROA*** (excluding FDIC indemnification asset expense)	0.90%

* Tax effected at an income tax rate of 38%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sep 30 2014	Jun 30 2014
Net interest income	$60,685	$59,729	$61,351	$61,425	$60,831
Reported non-interest income	10,363	9,920	10,594	9,957	11,887
Less: Securities gains (losses)	(57)	90	513	317	(28)
Core non-interest income	$10,420	$9,830	$10,081	$9,640	$11,915

Reported non-interest expense	$49,502	$52,647	$50,932	$51,418	$51,273
Less: Stock-based compensation expense	—	95	239	242	531
Contingent value right expense	4	116	334	278	327
Severance expense	14	111	—	—	—
Loss on extinguishment of debt	1,438	—	—	—	—
Restructuring charges	178	2,341	—	—	—
Core non-interest expense	$47,868	$49,984	$50,359	$50,898	$50,415

Less: FDIC indemnification asset expense (non-single family)	$2,253

Efficiency ratio*	69.67%	75.59%	70.79%	72.03%	70.51%
Core efficiency ratio**	67.32%	71.86%	70.50%	71.62%	69.30%

Efficiency ratio* (excluding FDIC indemnification expense)	67.53%
Core efficiency ratio** (excluding FDIC indemnification asset expense)	65.25%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

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CBF Reports Second Quarter Results

July 23, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Total shareholders' equity	$1,059,346	$1,054,349	$1,063,574	$1,064,939	$1,073,558
Less: goodwill and intangible assets, net of taxes	(145,035)	(145,622)	(146,168)	(146,671)	(147,290)
Tangible book value*	$914,311	$908,727	$917,406	$918,268	$926,268
Common shares outstanding	46,440	46,632	47,593	48,331	49,150
Tangible book value per share	$19.69	$19.49	$19.28	$19.00	$18.85

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Total shareholders' equity	$1,059,346	$1,054,349	$1,063,574	$1,064,939	$1,073,558
Less: goodwill and intangible assets	(151,517)	(152,465)	(153,419)	(154,387)	(155,398)
Tangible common equity	$907,829	$901,884	$910,155	$910,552	$918,160
Total assets	$7,054,501	$6,976,736	$6,831,410	$6,690,299	$6,624,006
Less: goodwill and intangible assets	(151,517)	(152,465)	(153,419)	(154,387)	(155,398)
Tangible assets	$6,902,984	$6,824,271	$6,677,991	$6,535,912	$6,468,608
Tangible common equity ratio	13.15%	13.22%	13.63%	13.93%	14.19%

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